SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event report)               January 5, 2009

STANFORD MANAGEMENT LTD.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-108218	98-0413066
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2431 M. de la Cruz Street Pasay City, Philippines	-
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                                           632-813-1139

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the follow provisions:

     □           Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     □           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     □           Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
     □           Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 4.01.  Change in Registrant’s Certified Accountants

Effective January 5, 2009, the Board of Directors of Stanford Management Ltd. (“Stanford” or the “Registrant”) engaged Madsen & Associates CPA’s Inc., Unit #3 – 684 East Vine Street, Murray, Utah, 84107 as the Independent Registered Public Accountants to audit Stanford’s financial statements for the fiscal year ended August 31, 2009 and any interim periods.   During the Registrant’s two most recent fiscal years and any subsequent period, Stanford did not consult Madsen & Associates CPA’s Inc. or any of its members about the application of accounting principles to any specific transactions or any other matters.  During the Registrant’s most recent fiscal year ended August 31, 2008, Dale Matheson Carr-Hilton Lebonte, Chartered Accountants, Suite 1500-1140 West Pender Street, Vancouver, British Columbia, Canada, V6E 4G1 served as the Independent Registered Public Accountants for the audit of Stanford’s financial statements for the fiscal year ended August 31, 2008.    The decision to change accountants was approved by the Board of Directors of Stanford consisting of Jancy Boy Gregorio and Reynan Ballan.

The engagement effective January 5, 2009 of Madsen & Associates CPA’s Inc. as the Independent Registered Public Accountants for Stanford necessarily results in the termination or dismissal of the principal accountants which audited Stanford’s statements for the fiscal year ended August 31, 2008, Dale Matheson Carr-Hilton Lebonte.   Based on the fees for the fiscal year ended August 31, 2008 and assuming the same fees are applicable for the fiscal year ended August 31, 2009, the fees are greater than the proposed fees of Madsen & Associates CPA’s Inc. for the same work.

During the Registrant’s two most recent fiscal years ended August 31, 2008, there were no disagreements between the Registrant and Dale Matheson Carr-Hilton Lebonte concerning any matters of accounting principles or practices, financial statements disclosure or audit scope or procedures which disagreement, if not resolved to Dale Matheson Carr-Hilton Lebonte’s satisfaction would have caused them to make a reference to the subject matter of the disagreements in connection with their report; there were no reportable events as described in Item 304 (a)(1)(v) of Regulation S-K.

Dale Matheson Carr-Hilton Lebonte’s report dated November 14, 2008 on Stanford’s financial statements for the fiscal year ended August 31, 2008 did not contain any adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty (other than a going concern uncertainty), audit scope or accounting principles.

Stanford provided Dale Matheson Carr-Hilton Lebonte with a copy of the foregoing disclosures and requested from Dale Matheson Carr-Hilton Lebonte a letter addressed to the Commission stating whether Dale Matheson Carr-Hilton Lebonte agrees with the statements made by Stanford in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree.   Dale Matheson Carr-Hilton Lebonte’s letter is attached as an exhibit to this report as Exhibit 16.1.

Item 9.01.   Financial Statements and Exhibits

(d)	Exhibits

The following documents are filed as an exhibit to this Report:

Exhibit Designation	Description of Exhibit

16.1*	Letter dated January 5, 2009 addressed to the Securities and Exchange Commission from Dale Matheson Carr-Hilton Lebonte
. * Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report of Form 8-K to be signed by the undersigned hereunto duly-authorized.

Dated:                      January 5, 2009                                           STANFORD MANAGEMENT LTD.

By:   JANCY BOY GREGORIO
         Jancy Boy Gregorio, Chief Executive
         Officer, President and Director